UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2025

TFF PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39102	82-4344737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
124 Washington Street, Suite 101 Foxborough, MA 02035
(Address of principal executive offices)

(508) 543-1720
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $.001	TFFP	Nasdaq Capital Market

Item 3.02 Unregistered Sales of Equity Securities.

On January 28, 2025, the Board of Directors (the “Board”) of TFF Pharmaceuticals, Inc. (the “Company”) authorized the issuance of 4,443,926 shares (“Special Shares”) of the Company’s $0.001 par value common stock (“Common Stock”) to Craig R. Jalbert, the Company’s Chief Executive Officer and sole director, for good and valuable consideration. The Special Shares were issued to ensure a quorum will exist at the Adjourned Special Meeting (as described in Item 8.01 below) and subject to Mr. Jalbert’s agreement to vote the Special Shares “for” the Dissolution Proposal (as defined in Item 8.01 below) provided that the aggregate number of shares of Common Stock (other than the Special Shares) present in person or by proxy and entitled to vote thereon at the Adjourned Special Meeting that have been voted “for” the Dissolution Proposal is greater than the aggregate number of such shares that have been voted “against” or “abstain” on the Dissolution Proposal. Following the Adjourned Special Meeting, Mr. Jalbert shall surrender the Special Shares to the Company for cancellation. Mr. Jalbert has agreed to forgo any economic benefit from the Special Shares and will not assign or transfer the Special Shares except back to the Company for cancellation after the Adjourned Special Meeting.

The Special Shares were issued pursuant to an exemption from registration in accordance with Section 4(a)(2) of the Securities Act of 1933. The Company was able to rely upon this exemption because this issuance does not constitute a public offering of its shares.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On January 28, 2025, the Company convened its special meeting of stockholders (the “Special Meeting”) for the purpose of approving the liquidation and dissolution of the Company in accordance with Section 275 of the Delaware General Corporation Law (the “Dissolution”) and pursuant to the Plan of Dissolution attached to the proxy statement previously distributed to the Company’s stockholders in connection with the Special Meeting (the “Plan of Dissolution”) (the “Dissolution Proposal”). There were 310,259 shares of Common Stock present or represented by proxy at the Special Meeting, which did not constitute a quorum under the Company’s bylaws.

Accordingly, the Special Meeting was adjourned until March 3, 2025 (the “Adjourned Special Meeting”), without any business being conducted in order to allow time to achieve a quorum and to allow the Company’s stockholders additional time to vote on the Dissolution Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFF PHARMACEUTICALS, INC.

Dated: February 3, 2025	/s/ Craig Jalbert
Craig Jalbert,
President and Chief Executive Officer

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